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[LOGO]
        Premier Research Worldwide
        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


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                                                                                    SHARES
                                                                               ----------------
                                                                              |                |
                                                                              |                |
                                                                              |                |
                                                                               ----------------
                                                                               SEE REVERSE SIDE
                                                                           FOR CERTAIN DEFINITIONS

                                                                            ---------------------
                                                                           |  CUSIP 740568 10 0  |
                                                                            ---------------------





THIS CERTIFIES THAT



is the owner of



                          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF PAR VALUE OF $.01 OF
                              -------------------                                  -------------------
               ---------------------------------- PREMIER RESEARCH WORLDWIDE, LTD. ----------------------------------
                              -------------------                                  -------------------

     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile Seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.




Dated:


                                                                                             /s/ Joan Carter
                                                                                                  CHAIRMAN
                                                   PREMIER RESEARCH WORLDWIDE, LTD
                                                              CORPORATE
                                                                SEAL
                                                                1963

                                                              DELAWARE                       /s/ Arthur W. Hicks, Jr.
                                                                 *                                SECRETARY





Countersigned and Registered:
     FIRST UNION NATIONAL BANK
  Transfer Agent and Registrar



By:
    -----------------------------------------
                         Authorized Signature

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                           PREMIER RESEARCH WORLDWIDE

The corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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TEN COM - as tenants in common                                UTMA,                        Custodian
TEN ENT - as to names by entireties                                  ----------------------          --------------------
JT TEN -  as joint tenants with right of survivorship                      (Cust)                          (Number)
          and not as tenants in common                                        under Uniform Transfer to Minors

                                                              At
                                                                  -------------------------------------------------------
                                                                                             (State)

                            Additional abbreviations may also be used though not in the above list.
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For value received                        hereby sell, assign and transfer unto
                   ----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 --------------------------------------
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
OF ASSIGNEE

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--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
                                        ----------------------------------------

                                        ----------------------------------------

                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE OF THE  CERTIFICATE,  IN
                                        EVERY PARTICULAR,  WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED